Exhibit 99.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of February 11, 2008, is made by and among PZENA INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement described below), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, Bank of America, as Administrative Agent and L/C Issuer, and the Lenders have entered into that Credit Agreement, dated as of July 23, 2007 (the "Credit Agreement"; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to Borrower a term loan facility and a revolving credit facility with a letter of credit sublimit;

         WHEREAS, as a condition to making the term loan facility and the revolving credit facility available to the Borrower the Lenders have required that certain Subsidiaries of the Borrower guarantee payment of the Obligations;

         WHEREAS, the Borrower has requested that the Required Lenders consent to amend certain provisions of the Credit Agreement, as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) The existing definition of "Applicable Rate" in Section 1.01 is amended by deleting "1.00%" in clause (b) and inserting "1.50%" in lieu thereof.

         (b)   The existing definition of "Assets Under Management" in Section
               1.01 is deleted in its entirety and the following is inserted in lieu thereof:

                     "Assets Under Management" means all assets subject to a
               Management Agreement in which Loan Party, directly or indirectly, earns Management Fees. The amount of Assets Under Management for any day shall be determined as at the end of such day.

         (c)   The existing definition of "Revolving Credit Facility" in Section
               1.01 is amended by deleting "US$20,000,000" in the fourth line and inserting "US$5,000,000" in lieu thereof.

         (d) The following definitions are added to Section 1.01 in the appropriate alphabetical locations therein:

                     "Amortization Payment Date" means, with respect to any
               Amortization Requirement Period, (a)(i) the last Business Day of the month in which such Amortization Requirement Period commenced, or (ii) if an amortization payment has been made pursuant to Section 2.05(d) in the immediately preceding three
               (3) calendar month period, the last Business Day of the month that ends on the three-month anniversary of such payment, and (b) the last Business Day of each month that ends on every three-month anniversary of the date in clause (a). Notwithstanding the foregoing, if an Amortization Requirement Period commences within the last five days of a calendar month, the Amortization Payment Date described in clause (a)(i) will be extended to the fifth day following the date on which such Amortization Requirement Period commences, but in such case any subsequent Amortization Payment Dates calculated pursuant to clause (a)(ii) or (b) of this definition shall be calculated from the last Business Day of the calendar month in which such Amortization Requirement Period commenced rather than the extended Amortization Payment Date.

                     "Amortization Requirement Period" means a period of time
               commencing on any date that Assets Under Management are less than US$20,000,000,000 and ending on the date thereafter that Assets Under Management exceed US$21,500,000,000.

                     "Capital Lease Obligations" shall mean as to any Person,
               the obligations of such Person to pay rent or other amounts under any Capital Lease, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                     "Consolidated Capital Expenditures" shall mean for any
               period, for the Borrower and its subsidiaries on a consolidated basis, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Lease Obligations which is capitalized on the consolidated balance sheet of the Borrower and its subsidiaries) during such period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of the Borrower and its subsidiaries; provided that Consolidated Capital Expenditures shall not include any expenditures which are contractually required to be, and are, reimbursed to the Borrower and its subsidiaries in cash by a third party (including landlords) during such period of calculation.

                     "Consolidated Cash Interest Charges" means, for any period,
               Consolidated Interest Charges, but excluding to the extent otherwise included therein, (i) interest expense to the extent not payable in cash (e.g., interest or dividends on securities which must (or may, at the election of such Person or any of its subsidiaries) be paid in additional securities, imputed interest, amortization of original issue discount and/or by an addition to the accreted value thereof), (ii) non-cash or deferred financing costs, and (iii) any non-cash amortization of discount or write down of deferred financing fees.

                     "Excess Cash Flow" means, for any period and without
               duplication, the positive remainder (if any) of (a) Consolidated EBITDA for such period, minus (b) Consolidated Cash Interest Charges paid during such period, minus (c) federal, state, local and foreign income taxes (including franchise and similar taxes in the nature of income taxes) paid and payable in cash for such period, minus (d) the first US$500,000 of Consolidated Capital Expenditures during such period, minus (e) the first US$1,000,000 of New Product Investments during such period, minus (f) the aggregate amount of any principal prepayments of the Term Loan pursuant to Sections 2.05(a) and 2.05(d) during such period, minus (g) Restricted Payments permitted by Section 7.05(e) and actually paid by in cash during such period, minus (h) extraordinary losses, to the extent excluded from Consolidated Net Income; minus (i) amounts added back to Consolidated EBITDA pursuant to clauses (a)(iv) through (viii) of the definition thereof, plus (j) amounts subtracted from Consolidated EBITDA pursuant to clauses (b)(i) through (iii) of the definition thereof.

                     "New Product Investments" means expenditures on investments in new products.

         (e) The following new clause (c) is added to Section 2.05 in the appropriate position therein:

                     (c) Excess Cash Flow Recapture. If on any Business Day during any fiscal quarter Assets Under Management are less than US$17,500,000,000, not later than three (3) days after the date that financial statements are required to be delivered pursuant to Section 6.01(b) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall prepay the Term Loan in an aggregate amount equal to the product of (x) fifty percent (50%) of Excess Cash Flow for such fiscal quarter multiplied by (y) a fraction, the numerator of which is the number of Business Days in such fiscal quarter on which Assets Under Management are less than US$17,500,000,000 and the denominator of which is the total number of Business Days in such fiscal quarter.

               At the request of the Administrative Agent, a payment made pursuant to this Section 2.05(c) shall be accompanied by a report (in form and substance reasonably acceptable to the Administrative Agent) detailing Assets Under Management on each Business Day during such fiscal quarter.

         (f) The following new clause (d) is added to Section 2.05 in the appropriate position therein:

                     (d) The Borrower shall repay to the Term Loan Lenders on each Amortization Payment Date occurring during an Amortization Requirement Period, a principal amount of the Term Loan in the following amount:

                     (i) if Assets Under Management on the Amortization Payment Date are greater than US$18,000,000,000 on such Amortization Payment Date, US$3,000,000; and

                     (ii) if Assets Under Management on the Amortization Payment Date are less than US$18,000,000,000 on such Amortization Payment Date, US$5,000,000.

               Each such payment made pursuant to this Section 2.05(d) shall be accompanied by a report (in form and substance reasonably acceptable to the Administrative Agent) detailing Assets Under Management on such Amortization Payment Date.

         (g) The following new clause (iii) is added to Section 6.01(b) in the appropriate position therein:

                     (iii) by Friday of each week, a report (in form and
               substance reasonably acceptable to the Administrative Agent) detailing Assets Under Management from the first day of the then current fiscal quarter through Friday of the previous week.

         (h) Section 6.03 is deleted in its entirety and the following is inserted in lieu thereof:

                     6.03 Notices. Promptly notify the Administrative Agent and each Lender:

                     (a)   of the occurrence of any Default;

                     (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or
               (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary;

                     (c)   of the occurrence of any ERISA Event; and

                     (d) of the commencement of an Amortization Requirement Period.

                     Each notice pursuant to Section 6.03(a), (b) or (c) shall
               be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to
               Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

         (i) Section 7.10(a) is amended by deleting "US$20,000,000,000" in the second line and inserting "US$15,000,000,000"in lieu thereof.

         (j) Section 7.10(b) is amended by deleting "US$60,000,000" in the second line and inserting "US$40,000,000"in lieu thereof.

         (k) The existing Schedule 2.01 to the Credit Agreement is deleted in its entirety and Schedule 2.01 attached hereto as Annex I is inserted in lieu thereof.

         (l) The existing Exhibit C to the Credit Agreement is deleted in its entirety and Exhibit C attached hereto as Annex II is inserted in lieu thereof.

         2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

         (a) the Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by the Borrower, each of the Guarantors, the Administrative Agent, and each of the Lenders; and

         (b) if Total Revolving Outstandings exceed US$5,000,000, the Borrower shall prepay Revolving Loans and/or Cash Collateralize the L/C Obligations in an amount sufficient to reduce such Outstanding Amounts as of the date hereof to an amount not to exceed US$5,000,000.

         3. Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) The representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and
               (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses
               (a) and (b), respectively, of Section 6.01 of the Credit
               Agreement;

         (b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

         (c) This Agreement has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

         (d)   No Default or Event of Default has occurred and is continuing.

         5. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent's, the L/C Issuer's and each of the Lender's respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

         6. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with
Section 10.01 of the Credit Agreement.

         7. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

         9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

         10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.


                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                       PZENA INVESTMENT MANAGEMENT, LLC


                                       By:    /s/ Richard Pzena
                                              -----------------
                                       Name:  Richard Pzena
                                       Title: Chief Executive Officer


                                       GUARANTOR:

                                       PZENA ALTERNATIVE INVESTMENTS, LLC


                                       By:    /s/ Lawrence Kohn
                                              -----------------
                                       Name:  Lawrence Kohn
                                       Title: President


                        Signature Page to Amendment No. 1

                                       ADMINISTRATIVE AGENT:
                                       ---------------------

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       By:    /s/ Joshua A. Podietz
                                              ---------------------
                                       Name:  Joshua A. Podietz
                                       Title: Senior Vice President


                        Signature Page to Amendment No. 1

                                       BANK OF AMERICA, N.A., as a Lender


                                       By:    /s/ Joshua A. Podietz
                                              ---------------------
                                       Name:  Joshua A. Podietz
                                       Title: Senior Vice President


                        Signature Page to Amendment No. 1

                                     Annex I
                                     -------

                                                                   SCHEDULE 2.01

                                 COMMITMENTS AND
                                 PRO RATA SHARES

Revolving Credit Facility
-------------------------

                                  Revolving Credit            Pro Rata
           Lender                    Commitment            Revolving Share
Bank of America, N.A.             US$ 5,000,000.00          100.000000000%
Total                             US$ 5,000,000.00          100.000000000%


Term Loan Facility
------------------
                                     Term Loan                Pro Rata
           Lender                    Commitment              Term Share
Bank of America, N.A.             US$ 60,000,000.00         100.000000000%
Total                             US$ 60,000,000.00         100.000000000%



                                 Schedule 2.01

                                    Annex II
                                    --------

                                                                       EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

                                     Financial Statement Date: __________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of July 23, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Pzena Investment Management, LLC, a Delaware limited liability company (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the
Administrative Agent on the behalf of the Borrower, and that:

      [Use following paragraph 1 for fiscal year-end financial statements]

         1. The Borrower has delivered the audited financial statements required by Section [6.01(a)(i)/6.01(b)(i)] of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

     [Use following paragraph 1 for fiscal quarter-end financial statements]

         1. The Borrower has delivered the unaudited financial statements required by [6.01(a)(ii)/6.01(b)(ii)] of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed the covenants and conditions under the Loan Documents, and


                                       C-1
                         Form of Compliance Certificate

                                  [select one:]

         [to the best knowledge of the undersigned during such fiscal period no Default has occurred and is continuing.]

                                     --or--

         [to the best knowledge of the undersigned, during such fiscal period the following is a list of each such Default and its nature and status:]

         4.    The representations and warranties of the Borrower contained in
Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on in all material respects and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

         5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _____.


                                       PZENA INVESTMENT MANAGEMENT, LLC


                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Title:
                                              ----------------------------------


                                       C-2
                         Form of Compliance Certificate

                For the Quarter/Year ended ___________________("Statement Date")
                                                                --------------

                                   SCHEDULE 1
                          to the Compliance Certificate
                                 (US$ in 000's)



I.       Section 7.10(a) - Assets Under Management.

         A.    Assets Under Management as of the Statement Date: US$
                                                                    ------------
         B.    Minimum required Assets Under Management:         US$  15,000,000
                                                                    ------------
         C.    Excess (deficient) for covenant compliance
               (Line I.A - I.B):                                 US$
                                                                    ------------

II.      Section 7.10 (b) - Consolidated EBITDA.

         A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

               1.    Consolidated Net Income for Subject Period: US$
                                                                    ------------
               2.    Consolidated Interest Charges for Subject
                     Period:                                     US$
                                                                    ------------
               3.    Provision for Federal, state, local and
                     foreign income taxes for Subject Period:    US$
                                                                    ------------
               4.    Depreciation and amortization expenses for
                     Subject Period:                             US$
                                                                    ------------
               5.    Other non-recurring non-cash items reducing
                     Consolidated Net Income for Subject Period: US$
                                                                    ------------
               6.    Compensation expenses reducing Consolidated
                     Net Income which do not represent a cash
                     payment in Subject Period or any future
                     period:                                     US$
                                                                    ------------
               7.    Compensation expenses associated with
                     distributions on membership units for
                     Subject Period:                             US$
                                                                    ------------
               8.    Interest on Mandatorily Redeemable Units
                     for Subject Period (as set forth in the
                     Borrower's income statement):               US$
                                                                    ------------
               9.    Equity in the losses of Affiliates for
                     Subject Period:                             US$
                                                                    ------------
               10.   Federal, state, local and foreign income
                     tax credits of the Borrower and its
                     Subsidiaries for Subject Period:            US$
                                                                    ------------
               11.   All non-recurring, non-cash items
                     increasing Consolidated Net Income for
                     Subject Period:                             US$
                                                                    ------------


                                       C-3
                         Form of Compliance Certificate

               12.   Equity in the earnings of Affiliates for
                     Subject Period:                             US$
                                                                    ------------
               13.   Consolidated EBITDA (Lines II.A.1 + 2 + 3
                     + 4 + 5 + 6 + 7 + 8 + 9 - 10 - 11- 12):     US$
                                                                    ------------
         B.    Minimum required Consolidated EBITDA for Subject
               Period:                                           US$      40,000
                                                                    ------------
         C.    Excess (deficient) for covenant compliance
               (Line II.A.13 - II.B):                            US$
                                                                    ------------

III. Section 2.05(c) - Excess Cash Flow for the fiscal quarter ended _________ __, ____.

         A. Consolidated EBITDA for the fiscal quarter ending on above date ("Fiscal Quarter"):

               1.    Consolidated Net Income for Fiscal Quarter: US$
                                                                    ------------
               2.    Consolidated Interest Charges for Fiscal
                     Quarter:                                    US$
                                                                    ------------
               3.    Provision for Federal, state, local and
                     foreign income taxes for Fiscal Quarter:    US$
                                                                    ------------
               4.    Depreciation and amortization expenses for
                     Fiscal Quarter:                             US$
                                                                    ------------
               5.    Other non-recurring non-cash items reducing
                     Consolidated Net Income for Fiscal Quarter: US$
                                                                    ------------
               6.    Compensation expenses reducing Consolidated
                     Net Income which do not represent a cash
                     payment in Fiscal Quarter or any future
                     period:                                     US$
                                                                    ------------
               7.    Compensation expenses associated with
                     distributions on membership units for Fiscal
                     Quarter:                                    US$
                                                                    ------------
               8.    Interest on Mandatorily Redeemable Units for
                     Fiscal Quarter (as set forth in the
                     Borrower's income statement):               US$
                                                                    ------------
               9.    Equity in the losses of Affiliates for
                     Fiscal Quarter:                             US$
                                                                    ------------
               10.   Federal, state, local and foreign income tax
                     credits of the Borrower and its Subsidiaries
                     for Fiscal Quarter:                         US$
                                                                    ------------
               11.   All non-recurring, non-cash items increasing
                     Consolidated Net Income for Fiscal Quarter: US$
                                                                    ------------
               12.   Equity in the earnings of Affiliates for
                     Fiscal Quarter:                             US$
                                                                    ------------


                                       C-4
                         Form of Compliance Certificate

               13.   Consolidated EBITDA (Lines III.A.1 + 2 + 3
                     + 4 + 5 + 6 + 7 + 8 + 9 - 10 - 11- 12):     US$
                                                                    ------------
         B.    Consolidated Cash Interest Charges for Fiscal
               Quarter:                                          US$
                                                                    ------------
         C.    Federal, state, local and foreign income taxes
               paid and payable in cash for Fiscal Quarter:      US$
                                                                    ------------
         D.    Consolidated Capital Expenditures for Fiscal
               Quarter:                                          US$
                                                                    ------------
         E.    New Product Investments for Fiscal Quarter:       US$
                                                                    ------------
         F.    Prepayments of the Term Loan pursuant to Sections
               2.05(a) and 2.05(d) during Fiscal Quarter:        US$
                                                                    ------------
         G.    Restricted Payments permitted by Section 7.05(e)
               paid in cash during Fiscal Quarter:               US$
                                                                    ------------
         H.    Extraordinary losses during Fiscal Quarter:       US$
                                                                    ------------
         I.    Amounts added back to Consolidated EBITDA pursuant
               to clauses (a)(iv) through (viii) for Fiscal
               Quarter (Lines III.A.5 + 6 + 7 + 8 + 9):          US$
                                                                    ------------
         J.    Amounts subtracted from Consolidated EBITDA
               pursuant to clauses (b)(i) through (iii) for
               Fiscal Quarter (Lines III.A.10 + 11 +12):         US$
                                                                    ------------
         K.    Excess Cash Flow for Fiscal Quarter (Lines
               III.A.13 - III.B - III.C - III.D - III.E - III.F
               - III.G - III.H - III.I + III.J):                 US$
                                                                    ------------
         Prepayment required by Section 2.05(c):

               Excess Cash Flow (Line III.K) x (.50 x (number of
               Business Days in Fiscal Quarter on which Assets
               Under Management are less than US$17,500,000,000 /
               total number of Business Days in Fiscal Quarter): US$
                                                                    ------------


                                       C-5
                         Form of Compliance Certificate

                For the Quarter/Year ended ___________________("Statement Date")
                                                                --------------

                                   SCHEDULE 2
                          to the Compliance Certificate
                                 (US$ in 000's)

                               Consolidated EBITDA
            (in accordance with the definition of Consolidated EBITDA
                         as set forth in the Agreement)

---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                 Quarter           Quarter           Quarter           Quarter        Twelve Months
Consolidated                      Ended             Ended             Ended             Ended             Ended
EBITDA(1)                       __________        __________        __________        __________        __________

---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Consolidated Net Income
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Consolidated Interest
    Charges
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Provision for Federal,
    state, local and
    foreign income taxes
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Depreciation and
    amortization expenses
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Other non-recurring
    non-cash items
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Compensation expenses
    which do not represent
    a cash payment in
    Subject Period or any
    future period
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                       C-6
                         Form of Compliance Certificate

---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+   Compensation expenses
    associated with
    distributions on
    membership units
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+  Interest on Mandatorily
    Redeemable Units (as
    set forth in the
    Borrower's income
    statement)
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
+  Equity in the losses of
    Affiliates
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
-  Federal, state, local
    and foreign income tax
    credits
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
-  All non-recurring,
    non-cash items
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
-  Equity in the earnings
    of Affiliates
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
=   Consolidated EBITDA
---------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

(1) This worksheet is not intended to be a complete description of all the items relevant to a calculation of Consolidated EBITDA; therefore in any calculation of Consolidated EBITDA, the definition of Consolidated EBITDA should be consulted.


                                       C-7
                         Form of Compliance Certificate